UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                              October 22, 2015

SMART ABS SERIES 2015-3US TRUST

(Exact name of Issuing Entity as specified in its charter)

MACQUARIE LEASING PTY LIMITED

(Exact name of Registrant, Depositor and Sponsor as specified in its charter)

Australia	333-181822-06 333-181822	98-6080053
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Level 3 9 Hunter Street Sydney, NSW 2000, Australia	Not Applicable
(Address of principal executive offices)	(Zip Code)

+ 61 (2) 8232-3333

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

In connection with the issuance by Perpetual Trustee Company Limited, in its capacity as trustee of SMART ABS Series 2015-3US Trust (the “Trust”, and Perpetual Trustee Company Limited in that capacity, the “Issuer Trustee”) of the asset backed securities (the “US$ Notes”) described in the Prospectus Supplement, dated October 22, 2015 (the “Prospectus Supplement”), and the Base Prospectus, dated October 14, 2015 (the “Base Prospectus” and, together with the Prospectus Supplement, the “Prospectus”), which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Macquarie Leasing Pty Limited, as registrant (the “Registrant”), the Registrant entered into an US$ Underwriting Agreement on October 22, 2015, among Citigroup Global Markets Inc., individually and as representative of the several underwriters named therein, the Registrant, Macquarie Securities Management Pty Limited and the Issuer Trustee, for the issuance and sale of the US$ Notes. The US$ Notes have an aggregate scheduled principal balance of $370,000,000. The US$ Notes have been registered pursuant to the Securities Act of 1933, as amended, under a registration statement (the “Registration Statement”) on Form S-3, as amended (File Number: 333-181822).

Item 8.01   Other Events

On the closing date for the issuance and sale of the US$ Notes, the Registrant will cause the issuance and sale of the US$ Notes. This Current Report on Form 8-K is being filed to file the documents listed in Item 9.01(d) below, each executed in connection with the issuance and sale of the US$Notes.

Item 9.01   Financial Statement and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits:

Exhibit No.	Document Description

1.1

US$ Underwriting Agreement, dated October 22, 2015, among Citigroup Global Markets Inc., individually and as representative of J.P. Morgan Securities LLC, Macquarie Capital (USA) Inc. and ANZ Securities, Inc., Macquarie Leasing Pty Limited, Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited.

4.1

Conformed SMART ABS Trusts Master Trust Deed, dated March 11, 2002, between Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited, as amended by Deeds of Amendment dated February 27, 2007, September 29, 2008, October 13, 2009, February 24, 2012, September 25, 2012 and September 25, 2015.

4.2	SMART ABS Series 2015-3US Trust Trust Creation Deed, dated October 8, 2015, made by Perpetual Trustee Company Limited.

4.3	Conformed SMART ABS Trusts Master Security Trust Deed, dated February 27, 2007, among P.T. Limited, Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited, as amended by Deeds of Amendment dated October 29, 2007, September 29, 2008, February 24, 2012, September 25, 2012 and September 25, 2015.

4.4	SMART ABS Series 2015-3US Trust General Security Deed, dated October 14, 2015, among Macquarie Securities Management Pty Limited, Perpetual Trustee Company Limited, The Bank of New York Mellon and P.T. Limited.

4.5	SMART ABS Series 2015-3US Trust US$ Note Trust Deed (including US$ Note Terms and Conditions), dated October 15, 2015, among The Bank of New York Mellon, Macquarie Leasing Pty Limited, Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited.

4.6	SMART ABS Series 2015-3US Trust Series Supplement, dated October 15, 2015, among Macquarie Securities Management Pty Limited, Perpetual Trustee Company

Limited, Macquarie Bank Limited and Macquarie Leasing Pty Limited.

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding certain tax matters (including consent of such firm).

8.2	Opinion of Allen & Overy regarding certain tax matters (including consent of such firm).

10.2	SMART ABS Series 2015-3US Trust Agency Agreement, dated October 15, 2015, among The Bank of New York Mellon, Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited.

10.3	SMART ABS Series 2015-3US Trust Currency Swap Agreement relating to the US$ Notes (including the Schedule and Credit Support Annex as defined in that agreement), dated as of October 15, 2015, among Australia and New Zealand Banking Group Limited, Perpetual Trustee Company Limited and Macquarie Securities Management Pty Limited, together with an executed copy of each Confirmation relating to such agreement, to be effective on October 29, 2015.

10.4	SMART ABS Series 2015-3US Trust Fixed Rate Swap Agreement (including the Schedule and Credit Support Annex as defined in that agreement), dated October 15, 2015, among Macquarie Bank Limited, Perpetual Trustee Company Limited and Macquarie Securities Management Pty Limited, together with an executed copy of the Confirmation relating to such agreement, to be effective on October 29, 2015.

10.5	SMART ABS Series 2015-3US Trust Regulation AB Compliance Agreement, dated October 15, 2015, amongst Perpetual Trustee Company Limited, Macquarie Securities Management Pty Limited, Macquarie Leasing Pty Limited, Macquarie Bank Limited, Australia and New Zealand Banking Group Limited and The Bank of New York Mellon.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1 hereof).

23.2	Consent of Allen & Overy (included in Exhibits 8.2 and 99.1 hereof).

99.1	Opinion of Allen & Overy regarding enforcement of foreign judgments (including consent of such firm).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MACQUARIE LEASING PTY LIMITED
By:	/s/ Karleen Munns
Name: Karleen Munns
Title: Director

Date: October 22, 2015

EXHIBITS INDEX

Exhibit No.	Document Description

1.1

US$ Underwriting Agreement, dated October 22, 2015, among Citigroup Global Markets Inc., individually and as representative of J.P. Morgan Securities LLC, Macquarie Capital (USA) Inc., Citigroup Global Markets Inc. and ANZ Securities, Inc., Macquarie Leasing Pty Limited, Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited.

4.1

Conformed SMART ABS Trusts Master Trust Deed, dated March 11, 2002, between Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited, as amended by Deeds of Amendment dated February 27, 2007, September 29, 2008, October 13, 2009, February 24, 2012, September 25, 2012 and September 25, 2015.

4.2	SMART ABS Series 2015-3US Trust Trust Creation Deed, dated October 8, 2015, made by Perpetual Trustee Company Limited.

4.3	Conformed SMART ABS Trusts Master Security Trust Deed, dated February 27, 2007, among P.T. Limited, Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited, as amended by Deeds of Amendment dated October 29, 2007, September 29, 2008, February 24, 2012, September 25, 2012 and September 25, 2015.

4.4	SMART ABS Series 2015-3US Trust General Security Deed, dated October 14, 2015, among Macquarie Securities Management Pty Limited, Perpetual Trustee Company Limited, The Bank of New York Mellon and P.T. Limited.

4.5	SMART ABS Series 2015-3US Trust US$ Note Trust Deed (including US$ Note Terms and Conditions), dated October 15, 2015, among The Bank of New York Mellon, Macquarie Leasing Pty Limited, Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited.

4.6	SMART ABS Series 2015-3US Trust Series Supplement, dated October 15, 2015, among Macquarie Securities Management Pty Limited, Perpetual Trustee Company Limited, Macquarie Bank Limited and Macquarie Leasing Pty Limited.

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding certain tax matters (including consent of such firm).

8.2	Opinion of Allen & Overy regarding certain tax matters (including consent of such firm).

10.2	SMART ABS Series 2015-3US Trust Agency Agreement, dated October 15, 2015, among The Bank of New York Mellon, Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited.

10.3	SMART ABS Series 2015-3US Trust Currency Swap Agreement relating to the US$ Notes (including the Schedule and Credit Support Annex as defined in that agreement), dated as of October 15, 2015, among Australia and New Zealand Banking Group Limited, Perpetual Trustee Company Limited and Macquarie Securities Management Pty Limited, together with an executed copy of each Confirmation relating to such agreement, to be effective on October 29, 2015.

10.4	SMART ABS Series 2015-3US Trust Fixed Rate Swap Agreement (including the Schedule and Credit Support Annex as defined in that agreement), dated October 15, 2015, among Macquarie Bank Limited, Perpetual Trustee Company Limited and Macquarie Securities Management Pty Limited, together with an executed copy of the Confirmation relating to such agreement, to be effective on October 29, 2015.

10.5	SMART ABS Series 2015-3US Trust Regulation AB Compliance Agreement, dated October 15, 2015, amongst Perpetual Trustee Company Limited, Macquarie Securities Management Pty Limited, Macquarie Leasing Pty Limited, Macquarie Bank Limited, Australia and New Zealand Banking Group Limited and The Bank of New York Mellon.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1 hereof).

23.2	Consent of Allen & Overy (included in Exhibits 8.2 and 99.1 hereof).

99.1	Opinion of Allen & Overy regarding enforcement of foreign judgments (including consent of such firm).